                                                                   EXHIBIT 10.18

                                Avenue A, Inc.

                         Registration Rights Agreement



                                     Dated
                                     as of

                               September 2, 1999

                                   CONTENTS

  1.  Definitions......................................................  1
  2.  Company Registration.............................................  2
  3.  Form S-3 Registration............................................  3
  4.  Obligations of the Company.......................................  3
  5.  Furnish Information..............................................  4
  6.  Expenses of Registration.........................................  5
  7.  Underwriting Requirements........................................  5
  8.  Delay of Registration............................................  5
  9.  Indemnification..................................................  6
 10.  Assignment of Registration Rights................................  8
 11.  "Market Standoff" Agreement......................................  8
 12.  Miscellaneous....................................................  9
      12.1  Notices....................................................  9
      12.2  Amendments and Waivers.....................................  9
      12.3  Governing Law..............................................  9
      12.4  Arbitration................................................  9
      12.5  Successors and Assigns..................................... 10
      12.6  Severability............................................... 10
      12.7  Entire Agreement; Counterparts............................. 10

                                 AVENUE A, INC.

                         Registration Rights Agreement


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 2, 1999, by and among Avenue A, Inc., a Washington corporation (the "Company"), and the parties listed on Schedule A hereto.

                                   RECITALS

     A. The Company intends to enter into a Purchase Agreement with the parties listed on Schedule A hereto (the "Members"), wherein the Company will purchase from the Members all of the outstanding membership interests of I-Balls LLC, a New York limited liability company ("I-Balls").

     B. As partial consideration for such membership interests, the Company intends to issue 500,000 shares of its common stock, par value $0.01 per share (the "Common Stock"), to the Members.

     C. The execution of this Agreement by the Members is a condition to the obligation of each Member to enter into the Purchase Agreement.

     D. The Company and the Members desire to enter into this Registration Rights Agreement to facilitate the execution and delivery of the Purchase Agreement.

                                   AGREEMENT

1.   Definitions

     For purposes of this Agreement, the following terms have the following meanings:

          (a) "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          (b) "Holder" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof or who may be added as a party pursuant to the terms of this Agreement, and any assignee thereof.

          (c) "Register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or order of effectiveness of such registration statement or document.

          (d) "Registrable Securities" means the Common Stock, excluding in all cases, however, any Common Stock sold by a person in a transaction in which such person's rights under this Agreement are not assigned and any Common Stock which the holder thereof is entitled to sell into the public market that is at the time of registration, transferable by the holder thereof in a single brokerage transaction under the provisions and within the volume limitations of Rule 144(e)(1) promulgated under the Act or any successor to such Rule.

          (e) "Registrable Securities then outstanding" means the number of shares of Common Stock outstanding which are Registrable Securities.

          (f)  "SEC" means the Securities and Exchange Commission.

2.   Company Registration

     If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or compensatory contract, or a registration relating to a corporate reorganization or other transaction under Rule 145 promulgated under the Act or any successor rule, or a registration on any registration form that does not permit secondary sales), the Company shall, at each such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each such Holder given within 10 days after the receipt of such notice by such Holder, the Company shall, subject to the provisions of Section 7, use commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered. In the event that the Company decides for any reason not to complete the registration of shares of Common Stock other than Registrable Securities, the Company shall have no obligation under this Section 2 to continue with the registration of Registrable Securities. Any request pursuant to this Section 2 to register Registrable Securities as part of an underwritten public offering of Common Stock shall specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration. There is no limit as to the number of registrations in which a Holder may participate pursuant to this Section 2.

3.   Form S-3 Registration

     (a) If the Company shall receive a written request from the Holders of 25% of the Registrable Securities then outstanding that the Company effect a registration on Form S-3, then the Company shall, within 14 days after the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations set forth below, use commercially reasonable efforts to effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered in a written request to be given within 30 days of the mailing of such notice by the Company.

     (b) Notwithstanding the foregoing, the Company shall not be obligated to effect any such registration pursuant to this Section 3 if (i) Form S-3 is not available for such offering by the Holders; (ii) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (before deduction of any underwriters' discounts or commissions) of less than $1,500,000; (iii) the Company shall furnish to the Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be filed or effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holders under this Section 3; or (iv) the Company within the 12-month period preceding the date of such request has effected a registration of securities in which the Holders of Registrable Securities requesting registration pursuant to this Section 3 were entitled to participate pursuant to Section 2.

     (c) The Company is obligated to effect only one registration pursuant to this Section 3.

4.   Obligations of the Company

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective.

          (b) Use commercially reasonable efforts to keep such registration effective for a period of 120 days or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

          (c) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (d) Furnish to the Holders such number of prospectuses as the Holders may reasonably request.

          (e) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such registration shall also enter into and perform its obligations under such an agreement.

          (g) List the Registrable Securities being registered on any national securities exchange on which a class of the Company's equity securities is listed or qualify the Registrable Securities being registered for inclusion on Nasdaq if the Company does not have a class of equity securities listed on a national securities exchange.

          (h) Provide a transfer agent and registrar for the securities being registered and a CUSIP number, not later than the effective date of the registration statement.

5.   Furnish Information

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

6.   Expenses of Registration

     In connection with any registration pursuant to this Agreement, the Company shall be responsible for the payment of all reasonable expenses of the registration, with the exception of (a) underwriting discounts and commissions, which shall be paid by the Company, the Holders and any other selling holders of the Company's securities in proportion to the aggregate value of the securities offered for sale by each of them, and (b) the fees and expenses of legal counsel to any of the selling Holders, except as provided in the next sentence. The expenses to be paid by the Company shall include all registration, filing and qualification fees, printing and accounting fees, the fees and disbursements of counsel for the Company and fees and disbursements of up to $10,000 for one counsel representing all of the Holders; provided, however, that the Holders shall pay the expenses of any registration proceeding begun pursuant to Section 3 if the registration request is subsequently withdrawn by such Holders.

7.   Underwriting Requirements

     The Company shall not be required under Section 2 to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If the underwriters advise the Company that marketing factors require a limitation on the number of shares, including Registrable Securities, to be included in such offering, then the Company may limit or exclude such Registrable Securities from such offering in its sole discretion, provided that if the Company limits the number of Registrable Securities in such offering, then the number of shares included shall be apportioned pro rata among the selling Holders according to the total number of Registrable Securities requested to be sold in such offering by such Holders.

8.   Delay of Registration

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9.   Indemnification

     In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any actual expenses (including legal fees and costs), losses, claims, damages (including settlement amounts) or liabilities (joint or several) (collectively, "Losses") to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, untrue in light of the circumstances under which they were made, or (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse (as incurred) each such Holder, underwriter or controlling person for any Losses reasonably incurred by them in connection with investigating or defending any Violations; provided, however, that the indemnity agreement contained in this Section 9(a) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any Losses that arise out of or are based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company and its officers, directors, agents and employees, each underwriter and each other Holder selling securities in such registration statement, and any person who controls any of the foregoing within the meaning of the Act or the 1934 Act, against any Losses to which the Company or such officer, director, agent, employee, or underwriter or other selling Holder or controlling person may become subject under the Act, the 1934 Act or other federal or state law, insofar as such Losses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse (as incurred) any Losses reasonably incurred by the Company or its officers, directors, agents, employees, or underwriters or other selling Holders or controlling persons in connection with investigating or defending any Violations; provided, however, that (i) the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Holder, which consent shall not be unreasonably withheld, and (ii) the obligations of such Holders to make payments for Losses shall be limited to an amount equal to the net proceeds to each such Holder from Registrable Securities sold as contemplated herein.

          (c) Promptly after receipt of notice of the commencement of any action (including any governmental action), an indemnified party will, if a claim is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in the proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time after notice of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 9 to the extent such failure is prejudicial to its ability to defend such action.

          (d) If the indemnification provided for in this Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such Losses as well as any other relevant equitable considerations; provided, however, that in no event shall any such contribution by a Holder under this Section 9(d) exceed the net proceeds to each such Holder from Registrable Securities sold as contemplated herein. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation resulting in such Losses relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section 9 shall survive the completion of any offering of Registrable Securities.

10.  Assignment of Registration Rights

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; provided that the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act and that such transferee or assignee is (a) a member of the immediate family or a trust for the benefit of any Holder that is an individual; (b) a transferee or assignee that after the transfer or assignment holds (i) all of the Registrable Securities of the transferor, (ii) Registrable Securities prior to the transfer, or (iii) at least 50,000 shares of Registrable Securities of the Company immediately after such transfer; or (c) in the case of shares of Registrable Securities transferred by gift by Stephen D. Klein ("Klein") or Michael Cohen ("Cohen"), an employee of I-Balls, provided that Klein and Cohen may transfer in the aggregate no more than 3025,000 shares of Registrable Securities to employees of I-Balls, and may transfer such shares to no more than five employees of I-Balls.

11.  "Market Standoff" Agreement

     The Holders hereby agree that they shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any securities of the Company for 180 days following the effective date of a registration statement of the Company filed under the Act, provided that such agreement shall only apply to the first such registration statement of the Company (the "Initial Registration Statement").

     To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

12.  Miscellaneous

     12.1 Notices

     Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on the signature page, or at such other address as such party may designate by 10 days' advance written notice to the other parties given in the foregoing manner.

     12.2 Amendments and Waivers

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of 66% of the Registrable Securities then outstanding.

     12.3 Governing Law

     This Agreement shall be governed by and construed under the laws of the state of Washington without regard to principles of conflict of laws.

     12.4 Arbitration

     Any controversies or claims arising out of or relating to this Agreement shall be fully and finally settled by arbitration in New York City, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect (the "AAA_Rules"), conducted by one arbitrator either mutually agreed upon by the parties thereto or chosen in accordance with the AAA Rules, except that the parties thereto shall have any right to discovery as would be permitted by the Federal Rules of Civil Procedure for a period of 90 days following the commencement of such arbitration and the arbitrator thereof shall resolve any dispute which arises in connection with such discovery. The prevailing party shall be entitled to costs, expenses and reasonable attorneys' fees, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

     12.5 Successors and Assigns

     The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties as provided herein.

     12.6 Severability

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     12.7 Entire Agreement; Counterparts

     This Agreement constitutes the entire agreement between the parties about its subject and supersedes all prior agreements. This Agreement may be executed in two or more counterparts, which together shall constitute one instrument.


                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   AVENUE A, INC.



                                   By:       /s/ ROBERT M. LITTAUER
                                      --------------------------------------
                                      Its:
                                          ----------------------------------

                                   Address:

                                       -------------------------------------

                                       -------------------------------------
                                   Fax:
                                       -------------------------------------
                                   Phone:
                                         -----------------------------------


                                   MEMBERS:

                                             /s/ STEPHEN D. KLEIN
                                   -----------------------------------------
                                   Stephen D. Klein

                                   Address:

                                       -------------------------------------

                                       -------------------------------------
                                   Fax:
                                       -------------------------------------
                                   Phone:
                                         -----------------------------------

                                              /s/ MICHAEL COHEN
                                   -----------------------------------------
                                   Michael Cohen

                                   Address:

                                       -------------------------------------

                                       -------------------------------------
                                   Fax:
                                       -------------------------------------
                                   Phone:
                                         -----------------------------------

                                             /s/ JONATHAN BOND
                                   ----------------------------------------
                                   Jonathan Bond

                                   Address:

                                          ----------------------------------

                                          ----------------------------------
                                   Fax:
                                          ----------------------------------
                                   Phone:
                                          ----------------------------------


                                            /s/ RICHARD KIRSHENBAUM
                                   -----------------------------------------
                                   Richard Kirshenbaum

                                   Address:

                                          ----------------------------------

                                          ----------------------------------
                                   Fax:
                                          ----------------------------------
                                   Phone:
                                          ----------------------------------


                                              /s/ MARGARET BOYER
                                   -----------------------------------------
                                   Margaret Boyer

                                   Address:

                                          ----------------------------------

                                          ----------------------------------
                                   Fax:
                                          ----------------------------------
                                   Phone:
                                          ----------------------------------


                                              /s/ DANIEL DEWOLF
                                   -----------------------------------------
                                   Daniel DeWolf

                                   Address:

                                          ----------------------------------

                                          ----------------------------------
                                   Fax:
                                          ----------------------------------
                                   Phone:
                                          ----------------------------------

                                  Schedule A
                       to Registration Rights Agreement


                Holder Name                   Number of Shares
                ----------------------------- ------------------
                Stephen D. Klein                 315,000
                Michael Cohen                    125,000
                Jonathan Bond                     25,000
                Richard Kirshenbaum               25,000
                Margaret Boyer                     5,000
                Daniel DeWolf                      5,000